                                                                    Exhibit 10.2

                              SEVENTH AMENDMENT TO
                                CREDIT AGREEMENT


    THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT, dated as of May 31, 1996 (herein called this "Amendment"), is entered into by and among VINTAGE PETROLEUM, INC., a Delaware corporation (together with its successors and assigns the "Borrower"), the various financial institutions as are or may become parties to the Credit Agreement (hereinafter defined) as amended hereby (collectively, the "Lenders"), and BANK OF MONTREAL, acting through certain of its Canadian and U.S. branches or agencies ("BMO"), as agent (together with its successors and assigns in such capacity, the "Agent") for the Lenders. Terms defined in the Credit Agreement are used in this Amendment with the same meaning as in the Credit Agreement.

                              W I T N E S S E T H:
                              - - - - - - - - - -

    WHEREAS, the Borrower, the Lenders and the Agent have heretofore entered into a certain Credit Agreement, dated as of November 3, 1993, as amended by that certain Amendment to Credit Agreement dated as of November 22, 1993, that certain Second Amendment to Credit Agreement dated as of May 11, 1994, that certain Third Amendment to Credit Agreement dated as of November 22, 1994, that certain First Amendment to Intercreditor Agreement and Fourth Amendment to Credit Agreement dated as of December 14, 1994, that certain Fifth Amendment to Credit Agreement and Waiver dated as of July 5, 1995, and that certain Sixth Amendment to Credit Agreement dated as of November 2, 1995 (as so amended, herein called the "Credit Agreement"); and

    WHEREAS, the Borrower, the Lenders and the Agent now desire to amend the Credit Agreement in certain respects, as hereinafter provided;

    NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the Lenders and the Agent hereby agree as follows:

    Section 1.  Adjustment of Borrowing Base and the Revolving Loan Commitment
                --------------------------------------------------------------
Amount.  The Borrowing Base as of the date hereof is acknowledged to be
- ------
$240,000,000. The Revolving Loan Commitment Amount is hereby designated pursuant to clause (iii) of the definition thereof to be $193,000,000 as of the date hereof.

    Section 2.  GOVERNING LAW; SEVERABILITY.  THIS AMENDMENT SHALL BE A CONTRACT
                ---------------------------
MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. All obligations of the Borrower and rights of the Lenders and the Agent, or any of them, expressed herein shall be in addition to and not in limitation of those provided by applicable law. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

    Section 3.  Successor and Assigns.  This Amendment shall be binding upon the
                ---------------------
borrower, the Lenders, and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders, and the Agent and the successors and assigns of the Lenders and the Agent.

    Section 4.  Counterparts.  This Amendment may be executed in one or more
                ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

    Delivered as of the day and year first above written.

                                       VINTAGE PETROLEUM, INC.

                                       By: \s\ William C. Barnes
                                           -------------------------------
                                           William C. Barnes
                                           Executive Vice President and CFO

                                     BANK OF MONTREAL
                                        acting through its U.S. branches
                                        and agencies, including initially
                                        its Chicago, Illinois branch,
                                        as Agent


                                     By: \s\ Michael Stuckey
                                        ------------------------------------
                                     Michael Stuckey
                                     Director

                                           BANK OF MONTREAL


                                           By: \s\ Michael P. Stuckey
                                              ------------------------------
                                                Michael P. Stuckey
                                                Director

                                           CHEMICAL BANK


                                           By: \s\ Ronald Potter
                                              ------------------------------
                                               Ronald Potter
                                               Managing Director

                                           MELLON BANK, N.A.


                                           By: \s\ E. Marc Cuenod, Jr.
                                               -----------------------------
                                                E. Marc Cuenod, Jr.
                                                First Vice President

                                           NATIONSBANK OF TEXAS, N.A.


                                           By: \s\ Denise Ashford Smith
                                              -------------------------------
                                               Denise Ashford Smith
                                               Senior Vice President

                                           FIRST NATIONAL BANK OF BOSTON


                                           By: \s\ Carol E. Holley
                                               ------------------------------
                                               Carol E. Holley
                                               Vice President

                                           SOCIETE GENERALE, SOUTHWEST AGENCY


                                           By: \s\ Richard A. Erbert
                                               ------------------------------
                                               Richard A. Erbert
                                               Vice President

                                           UNION BANK


                                           By: \s\ Jeffrey A. Cohen
                                              -------------------------------
                                              Jeffrey A. Cohen
                                              Vice President

                                           BANK OF OKLAHOMA, NATIONAL
                                           ASSOCIATION


                                           By: \s\ Michael M. Coats
                                               ------------------------------
                                               Michael M. Coats
                                               Vice President

                                    CONSENT
                                    -------

The undersigned hereby consents to the provisions of the foregoing Agreement and the transactions contemplated thereby.

     Dated:   May 31, 1996


                                        THE PRUDENTIAL INSURANCE
                                        COMPANY OF AMERICA


                                        By: \s\ Paul L. Meiring
                                            ---------------------------------
                                            Paul L. Meiring,
                                            Vice President

                                        c/o Prudential Capital Group
                                        1201 Elm Street, Suite 4900
                                        Dallas, Texas 75270
                                        Attn:   R. A. Walker
                                                Managing Director

                                      -1-